UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

VOLCANO CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☒         No fee required.
☐         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1.    Title of each class of securities to which transaction applies:
          2.    Aggregate number of securities to which transaction applies:
3.     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4.    Proposed maximum aggregate value of transaction:
          5.    Total fee paid:
☐         Fee paid previously with preliminary materials.
☐         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1.         Amount Previously Paid:
          2.         Form, Schedule or Registration Statement No.:
          3.         Filing Party:
          4.         Date Filed:

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000212109_1 R1.0.0.5116 0 VOLCANO CORPORATION Annual Meeting June 03, 2014 June 03, 2014 8:00 AM PDT April 11, 2014 3721 Valley Centre Dr. Suite 500 San Diego, CA 92130

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g? XXXX XXXX XXXX g? XXXX XXXX XXXX g? XXXX XXXX XXXX0000212109_2 R1.0.0.5116 0 1. Annual Report on Form 10-K 2. Our Annual Meeting Notice & Proxy Statement 3. A Letter from our President and CEO to our Stockholders Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2014 to facilitate timely delivery.

Voting items 0000212109_3 R1.0.0.5116 0 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Siddhartha Kadia, Ph.D. 02 Leslie V. Norwalk 03 Daniel J. Wolterman The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the selection of KPMG LLP as the independent registered public accounting firm of Volcano Corporation for the fiscal year ending December 31, 2014. 3 To approve the following resolution: RESOLVED, that Volcano's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Volcano's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the related compensation tables and the narrative disclosure to those tables NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions 0000212109_4 R1.0.0.5116 0